FLORIDA MUNICIPAL CASH TRUST
INSTITUTIONAL SHARES
CASH II SHARES
CASH SERIES SHARES

A portfolio of Money Market Obligations Trust

SUPPLEMENT TO CURRENT PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2006.


The investment objective of the Florida Municipal Cash Trust (the "Fund"), a portfolio of Money Market Obligations Trust, is to provide current income exempt from federal regular income tax consistent with stability of principal and liquidity and to maintain an investment portfolio that will cause its Shares to be exempt from the Florida state intangibles tax. On July 27, 2006, the Florida state intangibles tax was repealed, effective as of January 1, 2007. The Florida state intangibles tax was, subject to certain exceptions or exemptions, an annual tax based on the market value, as of January 1, of intangible personal property owned, managed or controlled by Florida residents or persons doing business in Florida. The legislation enacted to repeal the Florida state intangibles tax declared the Florida legislature's intent that all annual intangible personal property taxes imposed for calendar year 2006 and prior years shall remain in full force and effect, and that Florida will continue to assess and collect all intangibles taxes due for 2006 and prior years. As a result of the repeal of the Florida state intangibles tax, an investment in the Fund will not be subject to the Florida state intangibles tax. The Fund will continue to invest its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax. Shareholders of the Fund should consult their tax advisors regarding the consequences that the repeal of the Florida state intangibles tax will have on their taxes and financial condition.


As an initial matter, while the current Prospectuses of the Fund contain, in the sections entitled "What are the Fund's Main Investment Strategies" and "What are the Fund's Investment Strategies," the statement that "the Fund will seek to maintain an investment portfolio that will cause its Shares to be exempt from the Florida state intangibles tax," given the repeal of the Florida state intangibles tax, this statement no longer has an affect on the Fund's investment strategy.


Given the repeal of the Florida state intangibles tax, the Prospectuses of the Institutional Shares, Cash II Shares and Cash Series Shares of Florida Municipal Cash Trust dated February 28, 2006 (each a "Prospectus"), and the Fund's Statement of Additional Information dated February 28, 2006 (the "SAI"), also are each amended and supplemented as follows:





In the Fee Table in the section of the Prospectus entitled "What are the Fund's Fees and Expenses," the following language in the second footnote to the Fee Table should be deleted:





   "Because the Fund seeks to maintain an investment portfolio that will cause its Shares to be exempt from the Florida state intangibles tax, the Fund normally has increased cash flows into the fund in the Fund's first fiscal quarter, particularly November and December, and increased redemptions out of the Fund at the end of the Fund's first fiscal year quarter and in the Fund's second fiscal quarter, particularly in January and February. The investment adviser fee waiver is not constant and varies throughout the fiscal year.
   The maximum advisory fee accrues during the months of December and January."





In the first sentence in the section of the Prospectus entitled "Temporary Defensive Investments," the following phrase should be deleted: "and the Florida state intangibles tax".





In the first and second sentences in the paragraph entitled "Tax Risks" in the section of the Prospectus entitled "What are the Specific Risks of Investing in the Fund," the following phrases should be deleted from the first and second sentences, respectively:





     "and to cause its Shares to be exempt from Florida state intangibles tax" and "and may cause the Shares to be subject to the Florida state intangibles tax".





The first three paragraphs in the section of the Prospectus entitled "How to Purchase Shares" should be deleted in their entirety and replaced with the following two paragraphs:





   "You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Fund.


   The Fund reserves the right to reject any request to purchase Shares. New investors must submit a completed New Account Form."





In the first and second sentences in the paragraph entitled "Tax Risks" in the section of the SAI entitled "Investment Risks," the following phrases should be deleted from the first and second sentences, respectively:





   "and to cause its Shares to be exempt from Florida state intangibles tax" and "and may cause the Shares to be subject to the Florida state intangibles tax".





The text in the paragraph entitled "Florida Intangibles Tax" in the subsection entitled "State Taxes" in the section of the SAI entitled "Tax Information" should be deleted in its entirety and replaced with the following text:





   "On July 27, 2006, the Florida state intangibles tax was repealed, effective as of January 1, 2007. The Florida state intangibles tax was, subject to certain exceptions or exemptions, an annual tax based on the market value, as of January 1, of intangible personal property owned, managed or controlled by Florida residents or persons doing business in Florida. The legislation enacted to repeal the Florida state intangibles tax declared the Florida legislature's intent that all annual intangible personal property taxes imposed for calendar year 2006 and prior years shall remain in full force and effect, and that Florida will continue to assess and collect all intangibles
   taxes due for 2006 and prior years.   As a result of the repeal of the
   Florida state intangibles tax, the Fund's investment portfolio will not be subject to the Florida state intangibles tax. Shareholders of the Fund should consult their tax advisors regarding the consequences that the repeal of the Florida state intangibles tax will have on their taxes and financial condition."












October 2, 2006



Federated Securities Corp., Distributor

Cusip 60934N336
Cusip 60934N344
Cusip 60934N700
 35591 (10/06)








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